UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23806

Pender Real Estate Credit Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices)

Timothy M. Bonin

235 West Galena Street

Milwaukee, WI 53212

(Name and Address of Agent for Service)

Copies to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

Registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Pender Real Estate Credit Fund

Semi-Annual Report June 30, 2025 (Unaudited)

i

Pender Real Estate Credit Fund Consolidated Schedule of Investments June 30, 2025 (Unaudited)
	Spread	Coupon Rate (%)	Maturity Date	Original Acquisition Date	Principal Amount	Cost(1)	Fair Value
Private Debt — 108.9%(2),(3)
Directly Originated Loans — 108.9%
Senior Mortgage Loans — 108.9%
Assisted Living — 2.5%
2601 Tandy ABL I Holdings, LLC(4)	N/A	12.00	11/1/2025	4/1/2023	$11,950,000	$11,842,682	$10,886,682

BTR — 1.1%
Magnolia TH, LLC(4),(5)	SOFR1M + 3.88%	8.25	5/1/2026	4/24/2025	28,000,000	4,709,951	4,779,951

Gas/Service Station — 1.2%
Trilogy Holdings, LLC Fuels(4),(5)	SOFR1M + 6.91%	11.75	12/1/2025	10/28/2024	7,000,000	5,445,965	5,463,465

Hospitality — 0.9%
2422 Ridgeway ABL I Holdings, LLC(4),(5)	TBILL1M + 6.69%	12.00	8/1/2025	5/1/2022	1,983,315	1,933,282	1,931,755
Wattsburg Hospitality, LLC(5)	TBILL1M + 4.20%	9.00	4/1/2026	3/29/2023	1,950,000	1,946,313	1,951,188
						3,879,595	3,882,943
Industrial — 6.3%
Finn Equipment Leasing, LLC(4),(5)	SOFR1M + 4.46%	8.79	2/1/2026	1/28/2025	12,000,000	10,493,731	10,523,731
Farm to Market Industries, LLC(4),(5)	TBILL1M + 4.47%	8.75	6/1/2026	5/30/2025	30,500,000	17,062,658	17,062,658
						27,556,389	27,586,389

Mixed Use — 6.8%
1810 Chestnut Street Development, LLC(4),(5)	TBILL1M + 8.17%	12.47	8/1/2025	8/2/2022	11,350,000	11,216,235	11,272,985
2528 Hondo Ave., LLC(5)	SOFR1M + 4.42%	9.75	9/1/2025	8/30/2024	6,000,000	6,040,377	6,049,377
MBRV I, LLC & MBRV II, LLC(4),(5)	SOFR1M + 3.41%	8.75	10/1/2025	9/10/2024	5,100,000	4,915,783	4,928,533
The Elms MT, LLC(4),(5)	SOFR1M + 7.43%	12.74	5/1/2026	4/29/2024	7,960,000	7,279,427	7,299,327
						29,451,822	29,550,222

Multifamily — 69.9%
2201 SW NYE, LLC(5)	SOFR1M + 4.48%	8.78	2/1/2026	1/10/2025	3,375,000	3,375,000	3,383,438
Atlanta 330, LLC(4),(5)	SOFR1M + 2.90%	8.25	9/1/2025	8/13/2024	32,500,000	30,758,349	30,807,099
Brazos Thread Owner 1, LLC(4)	N/A	8.00	10/1/2025	6/14/2023	11,075,000	10,512,006	10,539,694
Brazos Thread Owner 2, LLC(4)	N/A	8.00	10/1/2025	6/14/2023	10,250,000	9,754,522	9,780,147
Brazos Thread Owner 3, LLC(4)	N/A	8.00	10/1/2025	6/14/2023	20,200,000	19,448,166	19,498,666
Grandview Apartments 1002, LLC(5)	TBILL1M + 3.50%	9.25	3/1/2026	2/27/2023	5,800,000	5,790,130	5,804,630
KSA GP, LLC(4),(5)	TBILL1M + 4.72%	9.00	7/1/2026	5/4/2022	2,568,341	2,318,341	2,414,762

Pender Real Estate Credit Fund Consolidated Schedule of Investments — (Continued) June 30, 2025 (Unaudited)
	Spread	Coupon Rate (%)	Maturity Date	Original Acquisition Date	Principal Amount	Cost(1)	Fair Value
Lakeview 28, LLC(5)	SOFR1M + 3.43%	8.75	9/1/2025	8/29/2024	$2,800,000	$2,818,414	$2,825,414
Lebanon 10, LLC(5)	SOFR1M + 2.38%	7.25	4/1/2026	3/31/2023	2,793,792	2,844,063	2,851,047
LNX Uptown, LLC(4),(5)	SOFR1M + 2.94%	8.25	6/1/2026	5/24/2024	25,840,000	20,614,577	20,679,177
MF Opp Fund I, LLC(4)	N/A	10.00	7/1/2025	6/14/2023	37,400,000	37,035,336	37,128,836
Midwest 288, LLC(4),(5)	SOFR1M + 5.44%	10.75	10/1/2025	9/23/2024	15,300,000	12,330,468	12,368,718
NPA AP, LLC(4),(5)	SOFR1M + 4.41%	8.75	4/1/2026	4/1/2025	3,280,000	3,022,273	3,030,473
PDGL Trust, LLC(4),(5)	SOFR1M + 4.44%	7.50	6/1/2026	5/23/2024	4,000,000	3,875,479	3,885,479
Prosper GP LP, LLC(4)	N/A	8.00	9/1/2026	9/15/2023	26,200,000	24,390,073	24,455,573
Riverbend PEGP, LLC(4)	N/A	11.00	10/1/2025	10/6/2023	19,100,000	18,667,630	18,715,380
Rose Lane Apartments	SOFR1M + 4.46%	8.76	2/1/2026	1/24/2025	3,000,000	3,000,000	3,007,500
Sage Richmond, LLC(5)	TBILL1M + 7.00%	11.30	7/1/2025	6/28/2022	4,750,000	4,852,724	4,823,549
Sandman 4 Apartments, LLC(5)	SOFR1M + 3.93%	9.25	12/1/2025	11/16/2023	1,040,000	1,030,293	1,032,893
Wagner RE, LLC(4),(5)	SOFR1M + 4.41%	9.75	9/1/2025	8/13/2024	12,500,000	11,104,519	11,123,269
WAM Harvey, LLC(4)	N/A	9.00	11/1/2025	3/12/2024	24,600,000	23,895,373	23,956,873
Warrior Fund I, LLC(4)	N/A	8.75	1/1/2026	2/1/2024	39,600,000	37,688,515	37,945,915
Wesley GP, LLC(4),(5)	TBILL1M + 4.00%	6.00	12/1/2025	5/31/2022	8,725,000	8,319,000	8,528,688
Yakima 28, LLC(5)	TBILL1M + 3.93%	8.74	12/1/2025	11/29/2022	6,622,000	6,652,450	6,638,555
						304,097,701	305,225,775
Multifamily Development — 7.0%
Lumberton MFD, LLC(4),(5)	SOFR1M + 4.38%	8.75	5/1/2026	4/30/2025	19,600,000	13,376,583	13,425,583
MavDevMan P1, LLC(4),(5)	TBILL1M + 4.00%	8.25	6/1/2028	5/28/2025	45,000,000	17,132,702	17,132,702
						30,509,285	30,558,285
Office — 9.7%
5751 Kroger ABL I Holidings, LLC(4),(5)	SOFR1M + 4.69%	10.00	8/1/2025	5/1/2024	7,190,000	6,637,497	6,637,497
CP NJ Short Hills Pender, LLC(4)	N/A	12.00	8/1/2025	2/2/2024	36,300,000	35,930,950	35,930,950
						42,568,447	42,568,447
Retail — 0.9%
Lumberton Retail I, LLC(4),(5)	SOFR1M + 4.69%	8.25	5/1/2026	4/30/2025	4,800,000	3,988,445	4,000,445

Storage — 2.6%
DT Dev Phase 2, LLC(4),(5)	TBILL1M + 3.93%	7.75	6/1/2028	5/28/2025	13,500,000	11,377,405	11,377,405
Total Senior Mortgage Loans						475,427,687	475,880,009

Others — 0.0%
Retail — 0.0%
David Streeter(6)	N/A	6.00	7/1/2026	5/21/2021	21,773	23,656	23,715
Total Others						23,656	23,715

Total Private Debt						475,451,343	475,903,724

Pender Real Estate Credit Fund Consolidated Schedule of Investments — (Continued) June 30, 2025 (Unaudited)
	Spread	Coupon Rate (%)	Maturity Date	Original Acquisition Date	Principal Amount	Cost(1)	Fair Value
Real Estate Owned — 0.8%(7)
Mixed Use — 0.8%
Theos Fedro Holdings, LLC	N/A	N/A	N/A	N/A	N/A	$3,600,000	$3,600,000
Total Real Estate Owned						3,600,000	3,600,000

Total Investments (Cost $479,051,343) — 109.7%							$479,503,724
Liabilities in excess of other assets (9.7)							(42,378,233)
Net Assets — 100%							$437,125,491

____________

LLC — Limited Liability Company

TBILL1M — One month term U.S. Treasury Bill

SOFR1M — One month term Secured Overnight Financing Rate

(1)      Cost is equal to carrying value of the loan which includes the current outstanding balance plus minus any deferred fees or cost.

(2)      All Private Debt investments are restricted securities. The total value of these securities is $475,903,724, which represents 108.9% of total net assets of the Fund

(3)      All Private Debt investments are Level 3 securities fair valued using significant unobservable inputs.

(4)      A portion of this holding is subject to unfunded commitments.

(5)      Floating rate security.

(6)      David Streeter is an individual loan receivable from past litigation settlement between Mr. Streeter and the Predecessor Fund.

(7)      All Real Estate Owned investments are Level 3 holdings fair valued using significant unobservable inputs.

See accompanying Notes to the Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Summary of Investments June 30, 2025 (Unaudited)
Security Type	Percent of Total Net Assets
Private Debt
Directly Originated Loans
Senior Mortgage Loans	108.9%
Others	0.0%
Total Private Debt	108.9%
Real Estate Owned	0.8%
Total Real Estate Owned	0.8%
Total Investments	109.7%
Liabilities in excess of other assets	(9.7)%
Net Assets	100.0%
Property Type	Percent of Total Net Assets
Private Debt
Assisted Living	2.5%
BTR	1.1%
Gas/Service Station	1.2%
Hospitality	0.9%
Industrial	6.3%
Mixed Use	6.8%
Multifamily	69.9%
Multifamily Development	7.0%
Office	9.7%
Retail	0.9%
Storage	2.6%
Total Private Debt	108.9%

Real Estate Owned
Mixed Use	0.8%
Total Real Estate Owned	0.8%

Total Investments	109.7%
Liabilities in excess of other assets	(9.7)%
Net Assets	100.0%

See accompanying notes to the Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Statement of Assets and Liabilities June 30, 2025 (Unaudited)
Assets:
Investments, at fair value (cost $479,051,343)	$479,503,724
Cash	8,562,085
Interest receivable	3,711,620
Prepaid expenses	1,422,417
Other receivables	750,000
Fund shares sold receivable	1,529,927
Total Assets	495,479,773

Liabilities:
Line of credit (Note 11)	49,982,500
Due to loan participant (Note 12)	4,839,866
Interest payable on lines of credit	252,406
Investment management fee	486,202
Incentive fee payable, net of voluntary waiver	281,952
Propery tax and insurance Reserves	1,169,050
Other accrued liabilities	1,342,306
Total Liabilities	58,354,282
Commitments and contingencies (Note 8)
Net Assets	$437,125,491

Composition of Net Assets:
Paid-in capital	$435,429,749
Total distributable earnings	1,695,742
Net Assets	$437,125,491

Net Assets Attributable to:
I1 Class Shares	$175,267,382
I2 Class Shares	261,558,897
A Class Shares	299,212
$437,125,491

Shares of Beneficial Interest Outstanding (Unlimited Number of Shares Authorized):
I1 Class Shares	17,460,720
I2 Class Shares	26,058,002
A Class Shares	29,769
43,548,491

Net Asset Value per Share:
I1 Class Shares	$10.04
I2 Class Shares	10.04
A Class Shares	10.05
A Class Shares – Maximum offering price per share (Net asset value per share divided by 0.9425)(1)	10.66

____________

(1)      Reflects a maximum sales charge of 5.75%.

See accompanying Notes to the Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Statement of Operations For the Six Months Ended June 30, 2025 (Unaudited)
Investment Income:
Interest income	$23,477,602
Total Investment Income	23,477,602

Expenses:
Investment management fee (Note 4)	2,838,707
Interest expense on lines of credit	2,448,602
Incentive fee (Note 4)	1,703,782
Legal fees	287,234
Audit and tax fees	204,574
Distribution and servicing fees – I1 Class & A Class (Note 5)	194,432
Fund accounting and administration fees	155,959
Other fees	106,386
Loan servicing fees (Note 4)	101,606
Tax fees	67,588
Transfer agency fees	62,382
Custody fees	50,218
Research fees	39,384
Trustee fees	23,901
Chief compliance officer fees	12,893
Insurance fees	4,463
Total Expenses Before Recoupment and Voluntary Waiver	8,302,111
Less: Voluntary waiver of fees (Note 4)	(170,367)
Net Expenses	8,131,744
Net Investment Income	15,345,858

Net Realized Loss on Investments	(5,563)
Net Change in Unrealized Appreciation on Investments	134,639
Net Increase in Net Assets from Operations	$15,474,934

See accompanying Notes to the Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Statement of Changes in Net Assets
	Six months ended June 30, 2025 (Unaudited)	For the year ended December 31, 2024
Net Increase in Net Assets from:
Operations:
Net investment income	$15,345,858	$31,114,013
Net realized gain (loss) on investments	(5,563)	(289,200)
Net change in unrealized appreciation on investments	134,639	72,629
Net Increase in Net Assets Resulting from Operations	15,474,934	30,897,442

Distributions to Shareholders:
Distributions:
I1 Class	(5,676,870)	(10,655,049)
I2 Class	(9,298,800)	(18,529,858)
A Class(1)	(3,178)	(324)
Net Decrease in Net Assets from Distributions to Shareholders	(14,978,848)	(29,185,231)

Capital Transactions:
Proceeds from shares sold:
I1 Class	40,836,553	55,170,653
I2 Class	26,087,569	53,248,367
A Class(1)	289,552	10,000
Reinvestment of distributions:
I1 Class	297,340	524,702
I2 Class	420,444	801,431
A Class(1)	30	—
Cost of shares repurchased:
I1 Class	(9,715,792)	(53,258,771)
I2 Class	(8,364,271)	(12,047,121)
A Class(1)	—	—
Contribution from Investment Manager
I1 Class	—	20,587
I2 Class	—	34,836
A Class(1)	—	1
Net Increase in Net Assets from Capital Transactions	49,851,425	44,504,685

Total Net Increase in Net Assets	50,347,511	46,216,896

Net Assets
Beginning of period	386,777,980	340,561,084
End of period	$437,125,491	$386,777,980

Pender Real Estate Credit Fund Consolidated Statement of Changes in Net Assets — (Continued)
	Six months ended June 30, 2025 (Unaudited)	For the year ended December 31, 2024
Capital Share Transactions:
Shares sold:
I1 Class	4,104,939	5,483,496
I2 Class	2,664,671	5,293,753
A Class(1)	28,773	993
Shares issued in reinvestment of distributions:
I1 Class	29,644	52,287
I2 Class	41,919	79,864
A Class(1)	3	—
Shares redeemed:
I1 Class	(963,868)	(5,282,265)
I2 Class	(829,789)	(1,194,208)
A Class(1)	—	—
Net Increase in Capital Shares Outstanding	5,076,292	4,433,920

____________

(1)      Reflects operations for the period August 15, 2024 (commencement of operations) through December 31, 2024.

See accompanying Notes to the Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Statement of Cash Flows For the Six Months Ended June 30, 2025 (Unaudited)
Cash Flows from Operating Activities
Net increase in net assets from operations	$15,474,934
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Net realized loss from investments	5,563
Net change in unrealized appreciation from investments	(134,639)
Disbursement for loan funding	(176,510,805)
Principal repayments received	77,506,651
Net accretion and amortization of deferred fees	1,628,584
Loan holdbacks	62,586,507
(Increase)/Decrease in Assets:
Interest receivable	(237,094)
Fund shares sold receivable	(1,374,428)
Prepaid expenses	(715,019)
Receivable from Investment Manager	55,424
Increase/(Decrease) in Liabilities:
Due to loan participant (Note 12)	2,053,268
Interest payable on lines of credit	(69,956)
Investment management fee	44,643
Incentive fee payable, net of voluntary waiver	54,206
Property tax and insurance reserves	667,913
Other accrued liabilities	(49,545)
Net Cash Used in Operating Activities	(19,013,793)

Cash Flows from Financing Activities
Proceeds from lines of credit	79,200,000
Payments made on lines of credit	(93,522,500)
Proceeds from shares sold	67,213,674
Distributions paid to shareholders, net of reinvestments	(14,261,034)
Payments for shares repurchased, net of repurchase fees	(18,080,063)
Net Cash Provided by Financing Activities	20,550,077

Net Increase in Cash	1,536,284

Cash at beginning of period	7,025,801
Total Cash at End of Period	$8,562,085

Supplemental Disclosure of Cash Activity
Interest paid on lines of credit	$2,170,840

Supplemental Disclosure of Non-Cash Activity
Reinvestment of distributions	$717,814

See accompanying Notes to the Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Financial Highlights I1 Class Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended June 30, 2025 (Unaudited)		For the Year Ended December 31, 2024		For the Period Ended December 31, 2023(1)
Net Asset Value, Beginning of Period	$10.05		$10.01		$10.00
Income from Investment Operations:
Net investment income(2)	0.37		0.86		0.54
Net realized and unrealized gain on investments	(0.02)		(0.02)		0.03
Total from investment operations	0.35		0.84		0.57

Distributions to Shareholders:
From net investment income	(0.36)		(0.80)		(0.56)
Total distributions to shareholders	(0.36)		(0.80)		(0.56)
Net Asset Value, End of Period	$10.04		$10.05		$10.01

Total Return(3),(4)	3.55%		8.74%		5.87%

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$175,267		$143,658		$140,444
Net investment income to average net assets(5),(6)	7.88	%(7),(8)	8.50	%(9),(10)	7.97	%(11),(12)
Gross expenses to average net assets(5)	3.78	%(8)	4.55	%(10)	6.37	%(12)
Net expenses to average net assets(5),(6)	3.74	%(7),(8)	4.51	%(9),(10)	6.00	%(11),(12)
Portfolio turnover rate(3),(13)	15%		27%		17%

Credit Facility
Senior securities, end of period (000’s)	$49,983		$64,305		$—
Asset coverage, per $1,000 of senior security principal amount(14)	9,746		7,015		—
Asset coverage ratio of senior securities	975%		701%		0%

____________

(1)      Reflects operations for the period April 24, 2023 (commencement of operations) through December 31, 2023.

(2)      Per share data is computed using the average shares method.

(3)      Not annualized for periods less than one year.

(4)      Total return based on the net asset value per share is the combination of changes in net asset value per share and reinvested distributions at net asset value per share, if any.

(5)      Annualized, with the exception of litigation expenses, incentive fees, and organizational costs.

(6)      Tax fees, litigation expenses, incentive fees, loan servicing fees, and fees and expenses associated with lines of credit are exclusive of the 2.75% expense cap.

(7)      Includes a non-annualized 0.04% voluntary waiver of incentive fees. The dollar amount is listed in the Consolidated Statement of Operations.

(8)      If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.42%, the net expense ratio would have decreased by 0.38%, and the net investment income ratio would have increased by 0.38%.

(9)      Includes an annualized expense recoupment of 0.14% and a non-annualized 0.17% voluntary waiver of incentive fees.

(10)    If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.91%, the net expense ratio would have decreased by 0.74%, and the net investment income ratio would have increased by 0.74%.

(11)    Includes an annualized contractual expense waiver of 0.10% and a non-annualized 0.27% voluntary waiver of incentive fees.

(12)    If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.63%, the net expense ratio would have decreased by 0.36%, and the net investment income ratio would have increased by 0.36%.

(13)    Calculated at Fund level.

(14)    Calculated by subtracting the Fund’s total liabilities (excluding the debt balance) from the Fund’s total assets and dividing by the outstanding debt balance.

See accompanying Notes to the Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Financial Highlights I2 Class Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended June 30, 2025 (Unaudited)		For the Year Ended December 31, 2024		For the Period Ended December 31, 2023(1)
Net Asset Value, Beginning of Period	$10.05		$10.00		$10.00
Income from Investment Operations:
Net investment income(2)	0.38		0.88		0.56
Net realized and unrealized gain on investments	(0.02)		0.00	(3)	0.02
Total from investment operations	0.36		0.88		0.58

Distributions to Shareholders:
From net investment income	(0.37)		(0.83)		(0.58)
Total distributions to shareholders	(0.37)		(0.83)		(0.58)
Net Asset Value, End of Period	$10.04		$10.05		$10.00

Total Return(4),(5)	3.67%		9.12%		5.95%

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$261,559		$243,110		$200,118
Net investment income to average net assets(6),(7)	8.13	%(8),(9)	8.75	%(10),(11)	8.22	%(12),(13)
Gross expenses to average net assets(6)	3.53	%(9)	4.30	%(11)	6.12	%(12)
Net expenses to average net assets(6),(7)	3.49	%(8),(9)	4.26	%(10),(11)	5.75	%(12),(13)
Portfolio turnover rate(4),(14)	15%		27%		17%

Credit Facility
Senior securities, end of period (000’s)	$49,983		$64,305		$—
Asset coverage, per $1,000 of senior security principal amount(15)	9,746		7,015		—
Asset coverage ratio of senior securities	975%		701%		0%

____________

(1)      Reflects operations for the period April 24, 2023 (commencement of operations) through December 31, 2023.

(2)      Per share data is computed using the average shares method.

(3)      Amount represents less than $0.01 per share.

(4)      Not annualized for periods less than one year.

(5)      Total return based on the net asset value per share is the combination of changes in net asset value per share and reinvested distributions at net asset value per share, if any.

(6)      Annualized, with the exception of litigation expenses, incentive fees, and organizational costs.

(7)      Tax fees, litigation expenses, incentive fees, loan servicing fees, and fees and expenses associated with lines of credit are exclusive of the 2.50% expense cap.

(8)      Includes a non-annualized 0.04% voluntary waiver of incentive fees. The dollar amount is listed in the Consolidated Statement of Operations.

(9)      If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.42%, the net expense ratio would have decreased by 0.38%, and the net investment income ratio would have increased by 0.38%.

(10)    Includes an annualized expense recoupment of 0.14% and a non-annualized 0.17% voluntary waiver of incentive fees.

(11)    If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.91%, the net expense ratio would have decreased by 0.74%, and the net investment income ratio would have increased by 0.74%.

(12)    Includes an annualized contractual expense waiver of 0.10% and a non-annualized 0.27% voluntary waiver of incentive fees.

(13)    If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.63%, the net expense ratio would have decreased by 0.36%, and the net investment income ratio would have increased by 0.36%.

(14)    Calculated at Fund level.

(15)    Calculated by subtracting the Fund’s total liabilities (excluding the debt balance) from the Fund’s total assets and dividing by the outstanding debt balance.

See accompanying Notes to the Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Financial Highlights A Class Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended June 30, 2025 (Unaudited)		For the Period Ended December 31, 2024(1)
Net Asset Value, Beginning of Period	$10.05		$10.07
Income from Investment Operations:
Net investment income(2)	0.37		0.35
Net realized and unrealized gain on investments	(0.01)		(0.04)
Total from investment operations	0.36		0.31

Distributions to Shareholders:
From net investment income	(0.36)		(0.33)
Total distributions to shareholders	(0.36)		(0.33)
Net Asset Value, End of Period	$10.05		$10.05
Total Return(3),(4)	3.65%		3.09%

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$299		$10
Net investment income to average net assets(5),(6)	7.88	%(7),(8)	8.50	%(9),(10)
Gross expenses to average net assets(5)	3.78	%(8)	4.55	%(9)
Net expenses to average net assets(5),(6)	3.74	%(7),(8)	4.51	%(9),(10)
Portfolio turnover rate(3),(11)	15%		27%

Credit Facility
Senior securities, end of period (000’s)	$49,983		$64,305
Asset coverage, per $1,000 of senior security principal amount(12)	9,746		7,015
Asset coverage ratio of senior securities	975%		701%

____________

(1)      Reflects operations for the period August 15, 2024 (commencement of operations) through December 31, 2024.

(2)      Per share data is computed using the average shares method.

(3)      Not annualized for periods less than one year.

(4)      Total return based on the net asset value per share is the combination of changes in net asset value per share and reinvested distributions at net asset value per share, if any, and does not include a sales load.

(5)      Annualized, with the exception of litigation expenses, incentive fees, and organizational costs.

(6)      Tax fees, litigation expenses, incentive fees, loan servicing fees, and fees and expenses associated with lines of credit are exclusive of the 2.75% expense cap.

(7)      Includes a non-annualized 0.04% voluntary waiver of incentive fees. The dollar amount is listed in the Consolidated Statement of Operations.

(8)      If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.42%, the net expense ratio would have decreased by 0.38%, and the net investment income ratio would have increased by 0.38%.

(9)      Includes an annualized expense recoupment of 0.14% and a non-annualized 0.17% voluntary waiver of incentive fees.

(10)    If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.91%, the net expense ratio would have decreased by 0.74%, and the net investment income ratio would have increased by 0.74%.

(11)    Calculated at Fund level.

(12)    Calculated by subtracting the Fund’s total liabilities (excluding the debt balance) from the Fund’s total assets and dividing by the outstanding debt balance.

See accompanying Notes to the Consolidated Financial Statements.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2025 (Unaudited)

1. Organization

Pender Real Estate Credit Fund (the “Fund”) was organized as a Delaware statutory trust on May 4, 2022. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. Pender Capital Management, LLC, an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser (the “Investment Manager”). The Fund offers three classes of shares: I1 Class Shares, which commenced operations on April 24, 2023; I2 Class Shares, which commenced operations on April 24, 2023; and A Class Shares, which commenced operations on August 15, 2024. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

Simultaneous with the commencement of operations of the I1 Class Shares and I2 Class Shares, a private fund managed by the Investment Manager, Pender Capital Asset Based Lending I, LP (the “Predecessor Fund”), reorganized and transferred all of its portfolio securities into the Fund. As a result of the reorganization, $208,688,447 of net assets from the Predecessor Fund were transferred into the Fund in exchange for 12,544,961 I1 Class Shares and 8,323,884 I2 Class Shares. The Predecessor Fund maintained an investment objective and pursued investment strategies that were substantially similar to those of the Fund. The Fund and the Predecessor Fund share the same Investment Manager and portfolio managers.

The Fund’s investment objective is to generate risk-adjusted current income, while seeking to prioritize capital preservation through real estate-related investments that are predominantly credit investments secured by real estate located in the United States. The Fund pursues its investment objective by investing, under normal circumstances, at least 95% of its net assets, including the amount of any borrowings for investment purposes, in a portfolio of real estate-related credit investments. These investments may include, without limitation: (i) private real estate investments primarily in the form of debt (“Private Debt”), and (ii) publicly traded real estate debt securities (“Public Securities”).

The Fund’s Board of Trustees (the “Board”) has the overall responsibility for the management and supervision of the business operations of the Fund.

Basis for Consolidation

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, and the Consolidated Statement of Cash Flows include two active wholly owned subsidiaries as of June 30, 2025: Pender Credit Holdings I, LLC and Pender ABL I OW, LLC, each formed under the laws of Delaware as a limited liability company. All inter-company accounts and transactions have been eliminated upon consolidation. As of June 30, 2025, Pender Credit Holdings I, LLC and Pender ABL I OW, LLC hold assets in the amount of $36,000,000 and $13,982,500 representing 8.2% and 3.2% respectively of the Fund’s consolidated net assets.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates

The Fund is an investment company and as a result, maintains its accounting records and has presented these financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2025 (Unaudited)

2. Significant Accounting Policies (cont.)

Interest Income and Fees Accounting Policy — The Fund recognizes interest income on loans and other financial assets on an accrual basis using a method that approximate the effective interest method. Fees charged to borrowers, such as origination fees, exit fees, extension fees, loan servicing fees, late payment fees, and impound fees, are accounted for as follows:

•        Origination fees, exit fees, and extension fees are deferred and amortized over the contractual life of the related loans as an adjustment in interest income. The Fund amortizes these amounts on a straight-line basis, which approximates the effective yield method.

•        As of June 30, 2025, unamortized deferred origination and extension fees totaled $1,990,790 and $120,964 respectively. Unaccreted deferred exit fees totaled $1,232,536 for the same period.

•        Upon the prepayment of a loan any unamortized deferred fees are recognized in interest income.

•        Loan servicing fees are services provided by the Fund to borrowers for the following: collecting and applying loan payments, reviewing, and approving capital expenditure draws, coordinating pay-off demands, payment of property tax and insurance, coordinating collections and litigation in the event of default, and all such other duties or services necessary for the appropriate servicing of loans. Loan servicing fees are recognized in Other income in the month the services are provided.

•        Late payment fees are recognized in Other income when incurred.

•        Impound fees are collected from borrowers to cover property taxes and insurance and are held by the Fund until disbursed to the respective third parties. Impound fees are reported as liability, as the Fund has an obligation to remit payment to third parties.

In the event of default and/or loan impairment, the Fund may choose to suspend interest income. Depending on the severity, any previously accrued interest is reversed. Once impairment is reversed or resolved, interest income is recognized as per the effective interest rate of the asset.

Expenses — Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s Expense Limitation Agreement (see Note 4).

Segment Reporting — An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President and Chief Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is predetermined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

Investment Transactions — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the Consolidated Statement of Operations.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2025 (Unaudited)

2. Significant Accounting Policies (cont.)

Federal Income Taxes

The Fund has elected to be taxed as a real estate investment trust (“REIT”), under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund expects to operate in such a manner to qualify as a REIT. The Fund’s qualification for taxation as a REIT will depend upon its ability to meet the various REIT qualification tests imposed under the Code. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of shares, and the percentage of the taxable income that the Fund distributes.

Recent Accounting Pronouncements

In December 2023, the FASB issued Accounting Standards Update (ASU) 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”). The amendments are intended to enhance the transparency and decision-usefulness of income tax disclosures, primarily by requiring additional details in the rate reconciliation and disaggregation of income taxes paid.

ASU 2023-09 is effective for public business entities for annual periods beginning after December 15, 2024, and for all other entities for annual periods beginning after December 15, 2025. Early adoption is permitted. The amendments may be applied prospectively, though retrospective application is also allowed.

As a REIT, the Fund generally is not subject to federal corporate income tax on the portion of its taxable income that is distributed to shareholders. However, the Fund may be subject to certain state and local income taxes in jurisdictions that do not provide a full exemption for REITs. Accordingly, adoption of ASU 2023-09 is expected to primarily affect the presentation and disclosure of income tax information, rather than the recognition or measurement of income taxes.

ASU 2023-09 will be effective for our Form N-CSR for fiscal 2025. We are currently evaluating the impact ASU 2023-09 may have on our financial statement disclosures.

Distribution to Shareholders

Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. For tax purposes, a distribution comprising of return of capital and net investment income based on GAAP may be subsequently re-characterized to also include capital gains. Shareholders will be informed of the tax characteristics of the distributions after the close of the December 31, 2025 fiscal year end.

Investment Valuation

UMB Fund Services, Inc. (the “Administrator”) calculates the Fund’s net asset value (“NAV”) as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Fund values its direct investments in accordance with the Valuation Procedures at fair value. The Board has delegated the day-to-day fair value determinations in accordance with the Valuation Procedures to the Investment Manager (“Valuation Designee”), subject to oversight by the Board.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2025 (Unaudited)

2. Significant Accounting Policies (cont.)

Private Debt Investments

Loans held by the Fund are valued on an individual basis, with fair value determined using borrower-specific data and by comparing the loan’s stated interest rate to prevailing market rates. All loans are secured by real property and are reported at fair value based on an evaluation of the borrower’s repayment capacity and the financial performance of the underlying collateral.

In assessing fair value, the Investment Manager reviews borrower-provided property-level reporting, which may include net operating income, occupancy rates, rent rolls, property expenses, balance sheets, bank statements, and, when available, independent appraisals of the property’s fair market value. While the Fund generally requires property-level reporting on a monthly basis, many borrowers provide weekly occupancy reports and other qualitative updates more frequently.

The Investment Manager monitors key property-level metrics on a daily basis, although these inputs typically do not change materially from day to day. If a loan becomes non-performing (the borrower has not made scheduled payments for 90 days) or if the Investment Manager has determined that the collection of interest is less than probable or the collection of any portion of the loan’s principal is doubtful due to the occurrence of a significant event, the reported data is subject to enhanced review and analysis.

Real Estate Owned Investments.

The Fund may acquire real estate through foreclosure of collateral securing a non-performing loan (“Real Estate Owned” or “REO”). REO is initially recorded at fair value less estimated costs to sell. Operating costs incurred after acquisition are expensed as incurred.

The estimated fair value of REO investments is determined by the Investment Manager, using internally developed valuation models or, when available, independent third-party appraisals.

Upon disposition, the Fund recognizes a realized gain or loss equal to the net sales proceeds, less transaction costs, compared to the Fund’s investment in the loan, including any unpaid accrued interest receivable. The difference between the cost basis of an REO investment and its estimated fair value is recorded as an unrealized gain or loss, with changes recognized in the Consolidated Statement of Operations for the period.

As of June 30, 2025, the Fund held REO with an estimated fair value, net of estimated selling costs, of $3.6 million.

3. Fair Value Disclosures

The Fund has established and documented processes and methodologies for determining the fair values of portfolio investments on a recurring basis in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

•        Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2025 (Unaudited)

3. Fair Value Disclosures (cont.)

•        Level 2 — Inputs, other than quoted prices included in Level 1 that are observable either directly or indirectly. These inputs may include: (a) quoted prices for similar assets in active markets; (b) quoted prices for identical or similar assets in markets that are not active; (c) inputs other than quoted prices that are observable for the asset; or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

•        Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Accordingly, when observable market inputs are not readily available, the Fund develops its own assumptions that reflect those that market participants would use in pricing the asset or liability at the measurement date. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a readily available market price for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

In the case of the Fund’s investments in loans and REOs, the Fund typically holds these positions as level 3 fair value instruments. In doing so on loans, the Fund takes into consideration timely payment of interest and maintenance of loan covenants over the course of the holding period. On REOs, the Fund takes into consideration third-party appraisals and market comparisons on similar assets. In the event the facts and circumstances change, the Fund will determine whether an adjustment to the fair value of the loan or REO should be made. Such adjustment may potentially take into consideration a range of factors, including, but not limited to, the size of the original loan, the rate of interest, loan-to value ratio, value of collateral package, the time to maturity, the nature of the loan or REO, and the nature of the borrower.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the input levels used to determine fair value of the Fund’s investments as of June 30, 2025:

Investments	Fair Value Measurements at the End of the Reporting Period Using			Total
	Level 1	Level 2	Level 3
Security Type
Private Debt	$—	$—	$475,903,724	$475,903,724
Real Estate Owned	—	—	3,600,000	3,600,000
Total	$—	$—	$479,503,724	$479,503,724

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2025 (Unaudited)

3. Fair Value Disclosures (cont.)

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning Balance as of January 1, 2025	Transfers into Level 3 During the Period	Transfers out of Level 3 During the Period	Disbursement for Loan Funding	Loan Holdback Release	Principal Repayments Received	Net Accretion/ Amortization	Net Realized Loss	Change in Net Unrealized Appreciation	Ending Balance as of June 30, 2025
Private Debt	440,985,585	—	—	176,510,805	(62,586,507)	(77,506,651)	(1,628,584)	(5,563)	134,639	475,903,724
Real Estate Owned	3,600,000	—	—	—	—	—	—	—	—	3,600,000
	444,585,585	—	—	176,510,805	(62,586,507)	(77,506,651)	(1,628,584)	(5,563)	134,639	479,503,724

The change in net unrealized appreciation (depreciation) included in the Consolidated Statement of Operations attributable to Level 3 investments that were held as of June 30, 2025 is $270,580.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of June 30, 2025:

Type of Level 3 Investment	Fair Value as of June 30, 2025	Valuation Technique	Unobservable Inputs	Range of Inputs/ (weighted average)	Impact on Valuation from an Increase in Input
Private Debt	$475,903,724	Factor Analysis	Credit Score Adjustment	(50) – 50	Increase
			Recovery Analysis	Not applicable	Not applicable
Real Estate Owned	$3,600,000	Factor Analysis	Recovery Analysis	Not applicable	Not applicable

4. Fees and Transactions with Related Parties and Other Agreements

The Fund has entered into an Investment Management Agreement with the Investment Manager, pursuant to which the Investment Manager will provide investment advisory services to the Fund. For providing these services, the Investment Manager is entitled to a fee consisting of three components: the Investment Management Fee, the Incentive Fee, and the Loan Servicing Fee. The Investment Management Fee is an annual rate equal to 1.45% payable monthly in arrears, accrued daily based upon the Fund’s average daily net assets. The Incentive Fee is calculated and payable monthly in arrears in an amount equal to 10% of the Fund’s realized “pre-incentive fee net investment income” for the immediately preceding month.

“Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar month, minus the Fund’s operating expenses for the month (including the Investment Management Fee, expenses payable to the Administrator, interest expense, and dividends paid on any issued and outstanding preferred shares but excluding the Incentive Fee, any realized gains, realized capital losses or unrealized capital appreciation or depreciation).

The Loan Servicing Fee is a fee calculated at an annual rate of 0.05%, payable monthly in arrears, based upon the Fund’s net assets as of month-end for providing loan servicing to the Fund. Such services include collecting and applying broker loan payments, reviewing all financial information to ensure it is in accordance with the loan documents, reviewing and approving capital expenditure draws, coordinating pay-off demands, payment of property taxes and insurance, and coordinating collections and litigation in the event of default; and all such other duties or services necessary for the appropriate servicing of loans held by the Fund. For the six months ended June 30, 2025, the Fund incurred Investment Management Fee of $2,838,707, Incentive Fee before voluntary waiver $1,703,782, Incentive Fee after voluntary waiver of $1,533,415, and Loan Servicing Fee of $101,606.

Certain Fund officers are also officers of the Investment Manager.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2025 (Unaudited)

4. Fees and Transactions with Related Parties and Other Agreements (cont.)

The Investment Manager has entered into an amended and restated expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and or to assume expenses of the Fund (a “Waiver and/or Reimbursement”), if required to ensure the Total Annual Expenses (excluding any taxes, expenses incurred in connection with borrowings made by the Fund, brokerage commissions, loan servicing fees, Incentive Fees, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization after commencement of Fund operations, and extraordinary expenses, such as litigation expenses) do not exceed 2.75%, 2.50%, and 2.75% of the average daily net assets of I1 Class Shares, I2 Class Shares, and A Class Shares respectively. The Expense Limitation and Reimbursement Agreement will remain in effect until May 1, 2026 and will automatically renew for consecutive one-year terms thereafter. Either the Fund or the Investment Manager may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice. During the six months ended June 30, 2025, the Investment Manager did not waive any fees or reimburse any expenses subject to the terms of the Expense Limitation and Reimbursement Agreement.

For a period not to exceed three years from the date on which a Waiver and/or Reimbursement is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the expense limit in effect at the time of the waiver and (ii) the expense limit in effect at the time of the recoupment. During the six months ended June 30, 2025 the Investment Manager recouped $0 from previously waived Investment Management Fees and reimbursed expenses. As of December 31, 2024, all previously waived or reimbursed expenses have been recouped by the Investment Manager. A portion of this amount represents organizational expenses previously paid by the Investment Manager.

On June 1, 2023, the Investment Manager waived a portion of the Incentive Fee. The Investment Manager reserves the right to cease the voluntary waiver at any time. For the six months ended June 30, 2025, $170,367 of Incentive Fees were voluntarily waived and are not subject to recoupment by the Investment Manager.

The Fund recognizes legal expenses as incurred and does not capitalize costs associated with property-related legal proceedings, including foreclosures. During the six months ended June 30, 2025, there were $214,519 of litigation expenses incurred by the Fund. These expenses are included as part of Legal Fees in the Consolidated Statement of Operations. This amount was excluded from the Expense Limitation and Reimbursement Agreement and caused the ratio of net expenses to average net assets of the I1 Class Shares, I2 Class Shares, and A Class Shares to exceed their contractual expense limitations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the six months ended June 30, 2025 are reported on the Consolidated Statement of Operations.

Distribution Services, LLC serves as the Fund’s distributor (also known as the principal underwriter). UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. For the six months ended June 30, 2025, the Fund’s allocated UMBFS fees are reported on the Consolidated Statement of Operations.

5. Other Agreements

The Fund has adopted a Distribution and Service Plan with respect to I1 Class Shares and A Class Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its I1 Class Shares and A Class Shares. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to I1 Class Shares and A Class Shares (the “Distribution and Servicing Fee”) to the Fund’s distributor and/or other qualified recipients. The Distribution and Servicing Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund A Class Shares. I2 Class Shares are not subject to the Distribution and Servicing Fee. For the six months ended June 30, 2025, $194,338 and $94 were incurred for I1 Class Shares and A Class Shares distribution fees respectively.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2025 (Unaudited)

6. Capital Share Transactions

Fund shares are continually offered under Rule 415 of the Securities Act of 1933, as amended. As an interval fund, the Fund has adopted a fundamental policy requiring it to make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act. Each quarterly repurchase offer will be for no less than 5% and no more than 25% of the Fund’s Shares outstanding. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund. During the six months ended June 30, 2025, the Fund completed two quarterly repurchase offers. The results of the repurchase offers were as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
December 18, 2024	January 22, 2025	January 22, 2025	5%	2.16%	841,490
March 18, 2025	April 22, 2025	April 22, 2025	5%	2.30%	952,167

7. Investment Transactions

Purchases and sales of investments for the six months ended June 30, 2025, were $176,510,805 and $77,506,651 respectively.

8. Commitments and Contingencies

The Fund indemnifies the Fund’s officers and members of the Board for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund expects the risk of loss to be remote.

The Fund may enter into unfunded commitments pursuant to certain of its lending arrangements. The Fund’s unfunded commitments as of June 30, 2025 are as follows:

Private Debt	Unfunded Commitments	Fair Value of Unfunded Commitments
1810 Chestnut Street Development, LLC	$130,494	$130,494
2422 Ridgeway ABL I Holdings, LLC	66,435	66,435
2601 Tandy ABL I Holdings, LLC	224,318	224,318
5751 Kroger ABL I Holidings, LLC	552,503	552,503
Atlanta 330, LLC	1,959,159	1,959,159
Brazos Thread Owner 1, LLC	541,172	541,172
Brazos Thread Owner 2, LLC	475,282	475,282
Brazos Thread Owner 3, LLC	712,033	712,033
CP NJ Short Hills Pender, LLC	369,050	369,050
DT Dev Phase 2, LLC	2,000,000	2,000,000
Farm to Market Industries, LLC	12,880,385	12,880,385
Finn Equipment Leasing, LLC	1,436,025	1,436,025
KSA GP, LLC	160,000	160,000
LNX Uptown, LLC	5,225,423	5,225,423
Lumberton MFD, LLC	5,896,750	5,896,750
Lumberton Retail I, LLC	779,555	779,555

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2025 (Unaudited)

8. Commitments and Contingencies (cont.)

Private Debt	Unfunded Commitments	Fair Value of Unfunded Commitments
Magnolia TH, LLC	23,060,479	23,060,479
MavDevMan P1, LLC	27,500,000	27,500,000
MBRV I, LLC & MBRV II, LLC	171,929	171,929
MF Opp Fund I, LLC	364,664	364,664
Midwest 288, LLC	2,969,532	2,969,532
NPA AP, LLC	238,723	238,723
PDGL Trust, LLC	124,521	124,521
Prosper GP LP, LLC	2,169,927	2,169,927
Riverbend PEGP, LLC	432,370	432,370
The Elms MT, LLC	752,573	752,573
Trilogy Holdings, LLC Fuels	1,500,000	1,500,000
Wagner RE, LLC	1,479,137	1,479,137
WAM Harvey, LLC	671,510	671,510
Warrior Fund I, LLC	1,911,485	1,911,485
Wesley GP, LLC	218,125	218,125
	$96,973,559	$96,973,559

9. Federal Tax Information

This section discusses certain U.S. federal income tax considerations relating to the ownership of Shares in the Fund. The Fund intends to elect to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund expects to operate in a manner to qualify as a REIT. The Fund’s qualification for taxation as a REIT will depend upon its ability to meet the various and complex REIT qualification tests imposed under the Code on a continuous basis. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies for taxation as a REIT, it generally will be allowed to deduct dividends paid to its Shareholders and, as a result, it generally will not be subject to U.S. federal income tax on that portion of its ordinary income and any net capital gain that it annually distributes to its Shareholders, as long as the Fund meets the minimum distribution requirements under the Code. The Fund intends to make distributions (at least 90% of the Fund’s annual REIT taxable income) to its Shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distributions requirements. Even if the Fund qualifies for taxation as a REIT, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income.

For the year ended December 31, 2024, components of distributable earnings are as follows:

Undistributed Ordinary Income:	89,963
Unrealized Appreciation on Investments	1,226,647
Other Accumulated Losses:	(116,954)
Total Distributable Earnings	1,199,656

Other accumulated loss includes organizational cost amortization.

For the year ended December 31, 2024, the tax character of distributions paid are as follows:

Distribution paid from:
Return of Capital	—
Distributable Earnings	29,185,231
Total Distributions	29,185,231

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2025 (Unaudited)

9. Federal Tax Information (cont.)

For the year ended December 31, 2024, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes are as follows:

Cost of Investments	443,358,938
Gross Unrealized Appreciation	2,551,717
Gross Unrealized Depreciation	(1,325,070)
Net Unrealized Appreciation (Depreciation) on Investments	1,226,647

10. Line of Credit Agreements

As of March 28, 2025 , Pender Credit Holdings I, LLC, a wholly-owned subsidiary of the Fund, as borrower, entered into a second amendment to its Credit and Security Agreement (“Veritex Facility”) with Veritex Community Bank, a Texas state bank, as administrative agent (the “Agent”) and certain lenders from time to time party thereto and the Fund, as guarantor of the Veritex Facility, entered into an Amended, Restated and Reaffirmed Guaranty. Separately, as of September 25, 2024, Pender ABL I OW, LLC, a wholly-owned subsidiary of the Fund, as borrower, the Fund, as corporate guarantor and other parties thereto entered into a third amendment to the Loan and Security Agreement (“Oakwood Facility” and together with the Veritex Facility, the “Facilities”) with Oakwood Bank, as lender (“Lender”) and the Fund, as guarantor of the Oakwood Facility, entered into an Amended, Restated and Reaffirmed Guaranty. Both Facilities are secured by the assets of the applicable borrower, but not by the assets of the Fund as guarantor. The Veritex Facility provides for borrowings on a committed basis in an aggregate principal amount up to $175,000,000, subject to a borrowing base, which may be increased by agreement of the parties thereto under the terms of the Veritex Facility. The Oakwood Facility provides for borrowings on a committed basis in an initial aggregate principal amount of up to $20,000,000, subject to a borrowing base.

The Fund pays interest on the Oakwood Facility line of credit at a per annum rate equal to the lesser of (a) the maximum rate permitted by law, or (b) the greater of (i) the prime rate minus 0.125%, or (ii) 4.00%. During the six months ended June 30, 2025, the average principal balance, maximum outstanding balance, and average stated interest rate were approximately $14,048,425, $14,305,000, and 7.38% per annum, respectively. As of June 30, 2025, the principal outstanding balance was $13,982,500. The maturity date of the Oakwood Facility is September 30, 2027.

The Fund pays interest on the Veritex Facility line of credit at a per annum rate equal to the lesser of (a)(i) Term SOFR plus an applicable margin of 3.25% per annum or (ii) if applicable, the base rate (as defined below) or (b) the maximum rate permitted by law; provided that in no event shall the interest rate be less than 4.00% per annum. The rate is subject to a 0.25% increase if the Borrower and its affiliates fail to maintain certain deposits with Veritex. The base rate, for any day, is equal to the sum of (A) 3.25% per annum plus (B) the highest of (i) the prime rate in effect on such day (ii) the Federal Funds Effective Rate in effect on such day plus 0.50% and (iii) Term SOFR for a one-month term in effect on such day. During the six months ended June 30, 2025, the average principal balance, maximum outstanding balance, and average stated interest rate were approximately $43,172,376, $61,000,000, and 7.34% per annum, respectively. As of June 30, 2025, the principal outstanding balance was $36,000,000. The maturity date of the Veritex Facility is March 28, 2028.

The Fund is obligated to pay Veritex an unused commitment fee at an annual rate of 0.50% on the average daily unused portion of the revolving credit facility that exceeds 50% of the total committed principal balance measured and paid quarterly. For the six months ended June 30, 2025, the Fund incurred unused commitment fees of $13,858, which are recorded in Interest Expense in the Consolidated Statement of Operations Expenses for the loans are paid by the Fund. Deferred line of credit costs as of June 30, 2025 were $1,298,331 and are included within Prepaid expenses on the Consolidated Statement of Assets and Liabilities. Deferred line of credit costs are amortized over the life of the line of credit. During the six months ended June 30, 2025 the Fund expensed $336,477 in deferred line of credit costs which is included in Interest expense on lines of credit in the Consolidated Statement of Operations. Total expenses incurred on the lines of credit for the six months ended June 30, 2025 were $2,448,602.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2025 (Unaudited)

11. Offering Price Per Share

A Class Shares are subject to a sales charge of up to 5.75% of the subscription amount. Neither I1 Class Shares nor I2 Class Shares are currently subject to a sales charge. No A Class Shares were charged a sales charge during the six months ended June 30, 2025.

12. Loan Participation Agreement

Since the time of inception, the Fund has been party to a loan participation agreement with a separately managed account, that is also advised by Pender Capital Management, LLC. This separate account makes co-investments on a pari passu basis alongside the Fund that are affiliated transactions. Under this agreement, the Fund sells small ownership interests in its loans to the co-investor while retaining servicing responsibilities.

As of June 30, 2025, the Fund had participated out $34,887,085 in loans to the co-investor. As of June 30, 2025, the Fund has an outstanding liability to the co-investor of $4,839,866 listed as Due to loan participant.

Loan participations are accounted for in accordance with ASC Topic 860, Transfers and Servicing, and are structured to meet the criteria for true sales treatment. Loans that do not meet the true sale criteria remain recorded as assets on the Fund’s balance sheet.

Management evaluates loan participations using the same credit quality assessment applied to loans originated by the Fund. As of the reporting date, there were no significant credit deterioration or impairment issues identified in the participated loan portfolio.

As of July 2025, the Fund ceased participating out new loans to the co-investor.

13. Risk Factors

There can be no guarantee that the Fund will achieve its investment objective or that its portfolio construction and risk management strategies will be successful. The risks described herein do not represent a complete list of all risks associated with an investment in the Fund. Additional information regarding the Fund’s risks and considerations is set forth in the Fund’s prospectus.

General Economic and Market Conditions.    The success of the Fund’s investment program is subject to the influence of general economic and market conditions, including interest rate levels, the availability of credit, inflation, economic uncertainty, changes in applicable laws and regulations, and national or international political events. Such factors may affect the value and volatility of securities and other investments held by the Fund, as well as their liquidity. Periods of unexpected volatility or reduced liquidity could materially and adversely affect the Fund’s performance and may result in significant losses.

Limited Liquidity.    Shares of the Fund provide limited liquidity, as they are not redeemable on a daily basis. Shareholders may not be able to tender their Shares immediately after deciding to do so. With very limited exceptions, Shares are not transferable, and liquidity is available only through repurchase offers made quarterly by the Fund. Accordingly, Shares are suitable only for investors who can tolerate the risks associated with limited liquidity and should be considered a long-term investment.

Real Estate Risk.    The Fund’s business strategy is focused on real estate lending, therefore, its performance is directly dependent on the ability of its borrowers to repay their obligations. The borrowers, in turn, are subject to local, regional, and national real estate and economic conditions that are beyond their control and beyond the control of the Fund. These risks include, but are not limited to: general economic conditions; local real estate market dynamics, including imbalances between supply and demand; demographic shifts; changes in the availability or cost of financing; credit risks associated with tenants, buyers, and sellers of properties; geographic market concentration; competition from other properties; vacancies and tenant defaults; risks associated with construction and development; condemnation; changes in tax laws; government regulation, including zoning, land use, and environmental restrictions; natural or man-made disasters; liabilities associated with hazardous materials; uninsurable or uninsured losses; and fluctuations in interest rates.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements June 30, 2025 (Unaudited)

13. Risk Factors (cont.)

The Fund expects to originate loans to borrowers that own a variety of property types, including office, industrial, retail, multifamily, and mixed-use properties. One or more of these property sectors may, at any given time, be disproportionately affected by the foregoing risks, which could have a material adverse effect on the Fund’s loan portfolio and its overall results of operations.

Real Estate Lending Risk.    Real estate lending is a highly competitive business. The Fund competes with traditional institutional lenders, other real estate lending funds, individual lenders, and private lenders. If the Fund is unable to source a sufficient number of secured real estate loans in the face of such competition, it may be unable to build a loan portfolio of adequate size to achieve its financial objectives.

Real Estate Related Risk.    The Fund invests more than 25% of its total assets in the real estate industry. Real estate-related investments are subject to the risk that the value of the underlying properties may decline. Property values are influenced by numerous factors, including general and local economic conditions, the level of new construction in a market, changes in laws and regulations (such as zoning and tax laws), and the costs associated with owning, maintaining, and improving real estate. The availability of mortgage financing and fluctuations in interest rates may also significantly affect real estate values.

If the Fund’s investments are concentrated in a particular geographic region or property type, the Fund will be especially exposed to the risks specific to that area or asset class. The Fund may invest across a wide range of real estate exposures, including investments involving equity or equity-like risk in the underlying properties. Real estate historically has experienced periods of significant fluctuation and cyclical declines in value, and adverse market conditions may result in permanent reductions in property values.

The value of real estate investments is affected by numerous factors beyond the control of the Fund, including, without limitation: changes in local or national economic conditions; oversupply of or reduced demand for competing properties (for example, as a result of overbuilding); volatility in interest rates; enactment or enforcement of land use, zoning, environmental, or occupational safety regulations; unavailability of mortgage financing, which may hinder construction, leasing, sales, or refinancing; the financial condition of borrowers, tenants, buyers, and sellers; changes in property tax rates and operating expenses; rent control or other governmental restrictions; energy or supply shortages; uninsured or uninsurable risks; and natural or man-made disasters.

As a result of these risks, the Fund’s portfolio may be subject to greater volatility and loss potential than would be the case if its investments were more broadly diversified by asset type, geographic location, sector, industry, or security.

Debt Securities.    Debt securities, regardless of whether they are rated, may exhibit speculative characteristics. Issuers of such instruments, including sovereign issuers, may be subject to significant ongoing uncertainties and adverse economic, political, or market conditions that could impair their ability to make timely payments of interest and principal in accordance with the terms of the securities.

Cash Concentration Risk.    The Fund may, from time to time, hold varying concentrations of cash and cash equivalents, which may consist primarily of cash, deposits in money market accounts, and other short-term investments with original maturities of three months or less that are readily convertible into cash. Cash and cash equivalents are subject to credit risk to the extent balances exceed applicable coverage limits provided by the Securities Investor Protection Corporation (“SIPC”) or the Federal Deposit Insurance Corporation (“FDIC”).

14. Subsequent Events

The Fund completed a quarterly repurchase offer on July 21, 2025. 740,605 shares of Class I1 and 1,085,902 shares of Class I2 were repurchased. The shares repurchased represented 4.14% of the Fund’s outstanding shares on the Repurchase Pricing Date.

Pender Real Estate Credit Fund

Additional Information June 30, 2025 (Unaudited)

Proxy Voting Record

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund c/o UMB Fund Services, by telephone at 1-877-773-7703 or (ii) by visiting the SEC’s website at www.sec.gov.

Proxy Voting Polices and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Fund c/o UMB Fund Services at 1-877-773-7703 or on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available, without charge and upon request, on the SEC’s website at www.sec.gov.

Approval of the Investment Management Agreement

At the meeting of the Board held on March 4-5, 2025 (the “Meeting”), by a unanimous vote, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the Investment Management Agreement between the Investment Manager and the Fund.

In advance of the Meeting, the Independent Trustees requested and received materials from the Investment Manager to assist them in considering the continuation of the Investment Management Agreement. The Independent Trustees considered the materials and other information that had been provided in connection with the Board’s review of the Investment Management Agreement at the Meeting. The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Management Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with independent counsel to the Independent Trustees at the Meeting for a full review of the materials. Following these sessions, the full Board reconvened and, after further discussion, determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Manager to the Fund under the Investment Management Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Manager to the Fund, including, among other things, providing office facilities, equipment and personnel. The Board reviewed and considered the qualifications of the Fund’s portfolio managers and other key personnel of the Investment Manager who provided investment advisory and administrative services to the Fund. The Board determined that the Investment Manager’s key personnel were well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Investment Manager’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund by the Investment Manager was satisfactory.

PERFORMANCE

The Board considered the investment performance of the Investment Manager with respect to the Fund. The Board considered the performance of the Fund as compared to the performance of several key indices for various periods. The Board also considered performance information of the Fund relative to its peers as identified by FUSE Research Network LLC (the “FUSE Peers”). The Board considered that the Fund’s investment return for the one-year period ended December 31, 2024 was slightly lower than the median return of the FUSE Peers for the same period. The Board took into account that the Investment Manager did not manage any other funds with similar investment objectives and strategies as the Fund. The Board concluded that the performance of the Fund was satisfactory.

FEES AND EXPENSES

The Board reviewed and considered the advisory fee rate and total expense ratio of the Fund. The Board considered the advisory fees and total expense ratio of the Fund relative to various data, including reports on the expenses of other comparable funds. The Board noted that the advisory fees and expenses of the Fund were comparable to the fees and expenses payable by the FUSE Peers. In addition, the Board noted that the Investment Manager had agreed to contractually limit certain Fund expenses until at least May 1, 2026. The Board concluded that the advisory fees paid by the Fund and Fund’s total expense ratio were within the range of comparable peer funds and were reasonable and satisfactory in light of the services provided.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the advisory fees under the Investment Management Agreement, noting that there were no breakpoints. The Board considered the Fund’s advisory fees and concluded that the fees were reasonable and satisfactory in light of the services provided. The Board also determined that, given the Fund’s current size, economies of scale were not present at the time.

PROFITABILITY OF INVESTMENT MANAGER

The Board considered and reviewed information concerning the costs incurred and profits realized by the Investment Manager from its relationship with the Fund. The Board also reviewed the Investment Manager’s financial condition, noting that it appeared stable. The Board determined that the advisory fees and the compensation payable to the Investment Manager were reasonable and that the financial condition of the Investment Manager was adequate.

ANCILLARY BENEFITS AND OTHER FACTORS

The Board discussed other benefits to be received by the Investment Manager from its relationship with the Fund including, without limitation, the ability to market advisory services for similar products in the future. The Board noted that the Investment Manager did not have affiliations with the Fund’s transfer agent, fund accountant, custodian or distributor and, therefore, did not derive any benefits from the relationships these parties had with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve the continuation of the Investment Management Agreement.

Investment Manager Pender Capital Management, LLC 11766 Wilshire Boulevard, Suite 1460 Los Angeles, CA 90025	Transfer Agent/Administrator UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212
Custodian Bank UMB Bank, N.A. 1010 Grand Boulevard Kansas City, MO 64106	Distributor Distribution Services, LLC 190 Middle Street, Suite 301 Portland, ME 04101
Independent Registered Public Accounting Firm Grant Thornton LLP 171 N. Clark Street, Suite 200 Chicago, IL 60601	Fund Counsel Faegre Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996

(b) There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the 1940 Act, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement Regarding Basis for Approval of Investment Management Agreement is included as part of the report to shareholders filed under Item 1(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual reports.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act(17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “1940 Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service providers.

(b)	Management identified a material weakness in the registrant’s internal control over financial reporting related to the design of controls to verify the completeness and accuracy of the presentation and disclosures in the consolidated financial statements and the underlying data used to prepare the consolidated financial statements. Management has implemented enhancements to internal controls to verify the completeness and accuracy of the presentation and disclosures in the consolidated financial statements and the underlying data used to prepare the consolidated financial statements. The material weakness will not be considered remediated until the revised controls have operated for a sufficient period of time and Management has tested and concluded that the controls are designed and operating effectively.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.  Exhibits.

(a) (1)	Not applicable to semi-annual reports.

(a) (2)	Not applicable to semi-annual reports.

(a) (3)	Certifications required pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (4)	There were no written solicitations.

(a) (5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pender Real Estate Credit Fund

/s/ Cory Johnson
By: Cory Johnson
President & Principal Executive Officer
September 8, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Cory Johnson
By: Cory Johnson
President & Principal Executive Officer
September 8, 2025

/s/ Jay Yang
By: Jay Yang
Treasurer & Principal Financial Officer
September 8, 2025